UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund

(EFF)

Annual Report

May 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2014

Eaton Vance

Floating-Rate Income Plus Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	29

Federal Tax Information	30

Annual Meeting of Shareholders	31

Dividend Reinvestment Plan	32

Management and Organization	34

Important Notices	37

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market performed solidly during the fiscal year ended May 31, 2014, with the S&P/LSTA Leveraged Loan Index2, a broad barometer of the loan market, advancing 4.36% during the 12-month period. Returns were comprised mainly of interest income. Loan prices fluctuated during the year, generally within a 1% range, and ended modestly lower overall for the year. Technical conditions — i.e., the balance of supply and demand — were a key driver of loan prices. During the first eight months of the fiscal year, inflows into the asset class remained robust, with retail and institutional demand outstripping the net supply of new loans issued. Technical factors weakened somewhat during the final four months of the period.

As investors continued to search for yield and maintained a strong appetite for risk, loans remained in demand due to their near-par valuations, near-zero duration9 and floating income stream. That strong demand resulted in modest spread compression in the market, slightly lowering coupon income on new issue loans.

With the U.S. economy continuing its gradual recovery during the period, improving corporate fundamentals were also a key driver of loan performance. However, loan market default rates, a measure of corporate health and credit risk in the market, spiked as a result of the April 2014 default of one issuer: Energy Future Holdings, also known as TXU, a Texas-based electric utility that represented nearly 3.5% of the Index. TXU’s Chapter 11 bankruptcy filing caused the loan default rate to rise to 4.6% on a trailing 12-month basis as of period-end on May 31, 2014. Excluding TXU, the Index’s trailing one-year default rate was 1.1%, well below the market’s 10-year average of 3.4%, according to Standard & Poor’s Leveraged Commentary & Data. The Fund did not hold a position in TXU at the time of default. With many of the weakest issuers having been winnowed out of the market in the recent recession, surviving firms tended to be operating in a leaner manner, cutting expenses and generating higher operating margins. This helped produce generally strong cash flows for those issuers, another positive factor for loan market fundamentals.

Fund Performance

For the period from its inception on June 28, 2013 through the end of its fiscal period on May 31, 2014, Eaton Vance Floating-Rate Income Plus Fund (the Fund) shares at net asset value (NAV) had a total return of 8.00%, outperforming the 5.00% return of the S&P/LSTA Leveraged Loan Index (the Index).

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans. Management tends to underweight lower-quality loans, a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times when senior loans perform well, as they did during the period ended May 31, 2014.

For the period from June 28, 2013 through May 31, 2014, BBB-rated7 loans in the Index returned 3.01%, BB-rated loans in the Index returned 3.52%, B-rated loans in the Index returned 5.21%, CCC-rated loans in the Index returned 10.00% and D-rated loans in the Index returned 27.66%. Across these ratings tiers, the Fund had overweight exposure to BB-rated loans and underweight exposure to B-rated, CCC-rated and D-rated loans. As a result, the Fund’s higher-quality positioning was a relative detractor from Fund performance versus the Index during the period.

Several other factors drove overall favorable Fund performance relative to the Index. The Fund’s out-of-Index holdings in high-yield bonds, investment-grade corporate bonds, convertible bonds and equities — all of which outperformed the loan market during the period — helped drive the Fund’s outperformance versus the Index. Additionally, the Fund’s employment of investment leverage6 was a contributor to relative performance versus the Index, which is unlevered, as leverage enhanced the performance of the Fund’s underlying portfolio during the period. Finally, credit selection was broadly beneficial across the Fund’s many sectors.

Within the Fund’s floating-rate loan holdings, the Fund’s underweight to the radio and television, utilities and telecommunications sectors detracted from the Fund’s relative results versus the Index, as those sectors outperformed the overall Index during the period. Similarly, the Fund’s overweight to cable and satellite television, leisure goods/activities/movies and food service hurt the Fund’s relative performance versus the Index, as those sectors trailed the overall loan market. In contrast, the Fund’s underweight to building and development and retailers (except food and drug) aided the Fund’s relative results versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Kathleen C. Gaffney, CFA

% Cumulative Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/28/2013	—	—	8.00%
Fund at Market Price	—	—	—	–0.89
S&P/LSTA Leveraged Loan Index	—	4.36%	9.53%	5.00%

% Premium/Discount to NAV[4]
				–8.23%

Distributions[5]
Total Distributions per share for the period				$0.974
Distribution Rate at NAV				5.71%
Distribution Rate at Market Price				6.22%

% Total Leverage[6]
Borrowings				22.62%
Variable Rate Term Preferred Shares (VRTP Shares)				15.08

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Fund Profile

Credit Quality (% of bond and loan holdings)7

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[8]	Asset allocation as a percentage of the Fund’s net assets amounted to 160.5%.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 138.2%(1)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 3.3%
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	$308	$312,181
Term Loan, 5.00%, Maturing November 2, 2018	679	688,633
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	1,454	1,455,206
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	2,481	2,473,015

		$4,929,035

Automotive — 4.1%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	$704	$709,709
Chrysler Group LLC
Term Loan, 3.25%, Maturing December 31, 2018	550	547,348
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	175	175,328
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	1,000	997,813
Metaldyne, LLC
Term Loan, 4.25%, Maturing December 18, 2018	1,561	1,566,236
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017	987	991,076
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	792	793,852
Visteon Corporation
Term Loan, Maturing May 27, 2021(2)	275	273,066

		$6,054,428

Brokers, Dealers and Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	$125	$125,074

		$125,074

Building and Development — 1.1%
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	$149	$149,623
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	249	248,984
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	794	794,496

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	$496	$499,032

		$1,692,135

Business Equipment and Services — 13.7%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018	$199	$200,412
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 17, 2017	1,684	1,689,885
AlixPartners, LLP
Term Loan - Second Lien, 9.00%, Maturing July 10, 2021	200	204,750
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021	100	100,229
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	743	733,692
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020	224	223,836
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	495	494,261
Ceridian Corp.
Term Loan, 4.40%, Maturing May 9, 2017	291	291,653
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	511	507,310
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018	1,488	1,108,299
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	1,688	1,698,047
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	778	752,767
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020	200	203,000
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020	30	30,336
Term Loan, 4.00%, Maturing November 6, 2020	119	118,587
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	323	324,183
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020	750	750,938
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021	1,000	1,007,500
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019	794	795,347

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	$2,251	$2,262,437
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019	393	381,706
Quintiles Transnational Corp.
Term Loan, 3.75%, Maturing June 8, 2018	2,000	2,003,334
RCS Capital Corporation
Term Loan, 6.50%, Maturing March 31, 2019	275	281,446
ServiceMaster Company
Term Loan, 4.40%, Maturing January 31, 2017	990	993,172
SunGard Data Systems, Inc.
Term Loan, 4.00%, Maturing March 8, 2020	1,743	1,749,625
TransUnion, LLC
Term Loan, 4.00%, Maturing March 17, 2021	1,050	1,049,180
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019	412	412,189

		$20,368,121

Cable and Satellite Television — 0.7%
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020	$399	$401,743
Ziggo B.V.
Term Loan, 3.25%, Maturing January 15, 2022	149	146,919
Term Loan, 3.25%, Maturing January 15, 2022	231	227,987
Term Loan, Maturing January 15, 2022(2)	245	241,630

		$1,018,279

Chemicals and Plastics — 7.5%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019	$523	$525,050
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019	271	272,423
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020	794	795,985
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.00%, Maturing February 1, 2020	1,489	1,489,913
Huntsman International, LLC
Term Loan, Maturing October 15, 2020(2)	500	500,938
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018	1,982	1,973,785
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020	275	277,320
Minerals Technology Inc.
Term Loan, 4.00%, Maturing May 9, 2021	525	527,625

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
OXEA Finance LLC
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020	$1,000	$1,012,500
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020	312	313,385
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020	273	273,190
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020	1,982	1,986,445
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	990	991,909
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020	171	171,645

		$11,112,113

Conglomerates — 0.4%
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019	$647	$647,203

		$647,203

Containers and Glass Products — 3.1%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020	$1,980	$1,965,459
Term Loan, 3.75%, Maturing January 6, 2021	175	174,535
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021	100	99,583
Pelican Products, Inc.
Term Loan, 5.25%, Maturing March 20, 2020	378	381,841
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018	1,990	1,994,673

		$4,616,091

Cosmetics / Toiletries — 0.7%
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	$299	$299,998
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	733	708,511

		$1,008,509

Drugs — 2.6%
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	$481	$474,031
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021	100	99,469

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021	$225	$226,383
Term Loan - Second Lien, 8.75%, Maturing February 14, 2022	500	508,250
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	200	199,375
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing August 5, 2020	2,299	2,299,085

		$3,806,593

Ecological Services and Equipment — 0.8%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	$995	$990,506
EnergySolutions, LLC
Term Loan, Maturing May 29, 2020(2)	225	225,844

		$1,216,350

Electronics / Electrical — 15.1%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	$459	$461,542
Answers Corporation
Term Loan - Second Lien, 11.00%, Maturing June 19, 2020	800	808,000
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	701	706,947
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	1,625	1,632,109
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	1,000	1,019,375
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	200	197,000
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	478	474,028
Dell Inc.
Term Loan, 4.50%, Maturing April 29, 2020	2,338	2,337,983
Electrical Components International, Inc.
Term Loan, Maturing May 5, 2021(2)	100	100,875
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	125	123,789
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 30, 2020	222	222,885
Eze Castle Software Inc.
Term Loan, 4.00%, Maturing April 6, 2020	944	945,180

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
FIDJI Luxembourg (BC4) S.A.R.L.
Term Loan, 6.25%, Maturing December 24, 2020	$200	$201,625
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021	992	997,331
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	725	729,682
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	2,186	2,176,633
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing April 14, 2021	125	125,625
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	990	999,111
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing March 20, 2021	175	175,146
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	1,017	1,017,183
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019	1,000	1,004,688
Shield Finance Co. S.A.R.L.
Term Loan, 5.00%, Maturing January 29, 2021	175	176,021
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	430	436,115
SkillSoft Corporation
Term Loan, 4.50%, Maturing April 28, 2021	375	375,391
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	490	507,611
StoneRiver Holdings, L.P.
Term Loan, 4.50%, Maturing November 29, 2019	233	233,032
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	499	487,444
SunEdison Semiconductor B.V.
Term Loan, Maturing May 22, 2019(2)	225	225,000
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	487	487,033
Sybil Software LLC
Term Loan, 5.00%, Maturing March 18, 2020	250	250,052
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,455	1,459,126
Wall Street Systems Dalaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	400	400,250
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	422	426,197
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	496	498,938

		$22,418,947

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Equipment Leasing — 0.4%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	$650	$650,987

		$650,987

Financial Intermediaries — 7.4%
American Capital, Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	$1,144	$1,144,465
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	250	250,313
First Data Corporation
Term Loan, 4.15%, Maturing March 24, 2018	1,500	1,504,062
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	324	322,972
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	2,164	2,175,623
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	1,486	1,465,464
Nuveen Investments, Inc.
Term Loan, 4.15%, Maturing May 15, 2017	1,500	1,504,922
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	792	797,321
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019	794	797,444
Walker & Dunlop, Inc.
Term Loan, 5.50%, Maturing December 11, 2020	175	177,617
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	891	881,785

		$11,021,988

Food Products — 3.7%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	$995	$994,962
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020	1,348	1,339,277
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	175	174,693
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018	50	49,947
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018	1,596	1,598,187
Hearthside Food Solutions, LLC
Term Loan, 4.50%, Maturing June 7, 2018	496	496,250
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	225	225,000

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing September 18, 2020	$423	$423,404
Post Holdings Inc.
Term Loan, Maturing April 17, 2021(2)	150	151,359

		$5,453,079

Food Service — 1.9%
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021	$200	$198,667
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	698	700,065
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019	1,489	1,492,254
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	496	395,132

		$2,786,118

Food / Drug Retailers — 2.8%
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019	$896	$900,971
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020	2,481	2,481,250
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019	786	787,051

		$4,169,272

Health Care — 14.0%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	$175	$175,948
Amneal Pharmaceuticals LLC
Term Loan, 5.75%, Maturing November 1, 2019	149	150,649
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	104	105,070
Term Loan, 6.50%, Maturing July 31, 2020	174	175,117
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020	54	54,247
CHG Buyer Corporation
Term Loan, 4.25%, Maturing November 19, 2019	797	797,816
Community Health Systems, Inc.
Term Loan, 4.25%, Maturing January 27, 2021	648	652,833
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017	1,485	1,491,227
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,489	1,490,841

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020	$166	$165,926
Term Loan, 4.25%, Maturing August 31, 2020	546	547,369
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019	349	350,143
Hologic Inc.
Term Loan, 3.25%, Maturing August 1, 2019	1,607	1,606,923
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	794	795,856
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	800	804,666
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021	225	223,232
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021	375	375,469
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018	1,489	1,491,944
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021	400	398,393
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	550	554,125
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	409	412,592
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	298	300,154
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021	150	150,906
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	747	750,139
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	424	425,262
Ortho-Clinical Diagnostics, Inc.
Term Loan, Maturing May 7, 2021(2)	825	829,564
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	1,933	1,937,431
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	348	346,618
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	550	550,258
Regionalcare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	100	99,687
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	173	173,928
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020	497	491,897

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	$482	$483,605
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	495	491,597
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	1,045	1,048,967

		$20,900,399

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$780	$781,709

		$781,709

Industrial Equipment — 5.5%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	$1,485	$1,454,372
Doosan Infracore International, Inc.
Term Loan, Maturing May 6, 2021(2)	275	276,372
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	896	895,948
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	1,400	1,405,031
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020	990	989,794
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	488	491,342
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020	2,114	2,113,053
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing March 21, 2021	375	374,590
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	75	75,258
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021	100	100,750

		$8,176,510

Insurance — 5.3%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	$785	$786,237
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	1,783	1,789,316
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021	224	225,139

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	$2,433	$2,442,862
Term Loan, 4.25%, Maturing July 8, 2020	199	197,852
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	275	282,562
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	497	487,336
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	746	747,090
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	894	895,676

		$7,854,070

Leisure Goods / Activities / Movies — 5.2%
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	$2,000	$2,001,072
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	1,485	1,497,251
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	75	75,467
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	496	496,861
Nord Anglia Education Limited
Term Loan, 4.50%, Maturing March 19, 2021	225	225,281
Sabre, Inc.
Term Loan, 4.25%, Maturing February 19, 2019	794	796,550
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	324	307,776
US Finco LLC
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	800	820,000
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020	1,489	1,492,884

		$7,713,142

Lodging and Casinos — 1.8%
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	$121	$121,613
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020	224	226,373
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	30	30,692
Term Loan, 5.50%, Maturing November 21, 2019	70	71,613

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	$1,538	$1,533,870
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021	300	300,375
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	192	192,497
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	100	99,718
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020	100	99,873

		$2,676,624

Nonferrous Metals / Minerals — 4.2%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	$1,980	$1,921,837
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	1,485	1,463,827
Fairmount Minerals LTD
Term Loan, 4.50%, Maturing September 5, 2019	498	503,408
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	350	354,521
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	792	762,222
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	96	96,531
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	175	179,047
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	1,000	971,146

		$6,252,539

Oil and Gas — 6.3%
Ameriforge Group, Inc.
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	$800	$816,000
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	945	952,092
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	249	249,386
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	175	180,814
Floatel International, Ltd.
Term Loan, Maturing May 2, 2020(2)	275	275,860

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	$1,500	$1,502,946
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	748	745,729
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	10	9,819
Term Loan, 4.25%, Maturing December 16, 2020	26	26,329
Term Loan, 4.25%, Maturing December 16, 2020	188	189,271
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing September 25, 2019	99	99,532
Term Loan, 4.25%, Maturing September 25, 2019	162	162,952
Term Loan, 4.25%, Maturing October 1, 2019	1,224	1,229,750
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	2,093	2,105,456
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	792	794,125

		$9,340,061

Publishing — 3.5%
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019	$239	$240,183
Ascend Learning, Inc.
Term Loan, 6.00%, Maturing July 31, 2019	324	326,822
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	1,980	1,917,251
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	400	403,500
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	1,064	1,051,185
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018	469	476,021
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	75	75,156
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	496	496,405
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 14, 2020	249	249,216

		$5,235,739

Radio and Television — 4.0%
Clear Channel Communications, Inc.
Term Loan, 6.90%, Maturing January 30, 2019	$1,000	$990,893

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020	$1,147	$1,150,749
Entercom Radio, LLC
Term Loan, 4.03%, Maturing November 23, 2018	343	344,465
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020	968	956,229
TWCC Holding Corp.
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	1,000	992,917
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,489	1,485,959

		$5,921,212

Retailers (Except Food and Drug) — 7.2%
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019	$622	$623,366
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	480	465,120
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	248	249,984
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	948	958,525
J.Crew Group, Inc.
Term Loan, 4.08%, Maturing March 5, 2021	775	771,803
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	1,980	1,977,451
Men’s Wearhouse, Inc. (The)
Term Loan, Maturing March 11, 2021(2)	375	376,076
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,485	1,487,939
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 26, 2020	1,095	1,093,671
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019	1,485	1,481,907
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	440	441,375
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	125	125,156
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019	150	149,812
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	498	478,689

		$10,680,874

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Steel — 3.9%
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	$2,080	$2,079,662
Grede Holdings, LLC
Term Loan, Maturing May 7, 2021(2)	225	223,875
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017	792	791,980
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	992	997,921
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	455	455,431
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018	524	521,069
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017	769	773,099

		$5,843,037

Surface Transport — 0.3%
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	$400	$400,000

		$400,000

Telecommunications — 4.0%
Crown Castle Operating Company
Term Loan, 3.00%, Maturing January 31, 2021	$273	$272,214
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	1,950	1,955,281
IPC Systems, Inc.
Term Loan, 6.00%, Maturing October 29, 2020	275	274,312
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,454	1,456,555
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	1,990	1,986,231

		$5,944,593

Utilities — 3.1%
Calpine Construction Finance Company, L.P.
Term Loan, 3.25%, Maturing January 31, 2022	$150	$147,866
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	1,980	1,988,305
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	794	796,127
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	144	144,405

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	$499	$502,018
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	24	23,258
Term Loan, 4.25%, Maturing May 6, 2020	441	435,597
Raven Power Finance, LLC
Term Loan, 5.25%, Maturing December 19, 2020	343	348,214
Texas Competitive Electric Holdings Company, LLC
DIP Term Loan, 0.38%, Maturing May 5, 2016(3)	87	87,510
DIP Term Loan, 1.84%, Maturing May 5, 2016(3)	113	113,365
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	100	99,999

		$4,686,664

Total Senior Floating-Rate Interests (identified cost $205,469,759)		$205,501,495

Corporate Bonds & Notes — 10.9%

Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.3%
Bombardier, Inc.
7.45%, 5/1/34(4)	$500	$502,500

		$502,500

Chemicals and Plastics — 0.4%
Kissner Milling Co., Ltd.
7.25%, 6/1/19(4)	$655	$673,013

		$673,013

Commercial Services — 0.9%
ADT Corp. (The)
3.50%, 7/15/22	$600	$552,000
Cielo SA/Cielo USA, Inc.
3.75%, 11/16/22(4)	575	541,937
ServiceMaster Co. (The)
7.45%, 8/15/27	300	305,250

		$1,399,187

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services — 0.6%
SLM Corp.
5.625%, 8/1/33	$950	$831,250

		$831,250

Electronics / Electrical — 0.9%
Dell, Inc.
5.40%, 9/10/40	$1,575	$1,295,437

		$1,295,437

Industrial Equipment — 0.1%
Empresas ICA SAB de CV
8.875%, 5/29/24(4)	$225	$223,875

		$223,875

Metals / Mining — 0.6%
Newmont Mining Corp.
4.875%, 3/15/42	$1,030	$894,218

		$894,218

Oil and Gas — 0.8%
Ecopetrol SA
5.875%, 5/28/45	$187	$193,545
Forest Oil Corp.
7.25%, 6/15/19	400	400,000
Petrobras Global Finance BV
5.625%, 5/20/43	605	545,533

		$1,139,078

Retailers (Except Food and Drug) — 1.6%
JC Penney Corp., Inc.
6.375%, 10/15/36	$2,900	$2,312,750

		$2,312,750

Software and Services — 0.8%
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(4)	$1,305	$1,223,437

		$1,223,437

Steel — 0.6%
Cliffs Natural Resources, Inc.
6.25%, 10/1/40	$950	$824,129

		$824,129

Security		Principal Amount (000’s omitted)	Value

Telecommunications — 3.3%
Alcoa, Inc.
5.95%, 2/1/37		$885	$879,569
Avaya, Inc.
10.50%, 3/1/21(4)		1,100	1,001,000
Bharti Airtel International Netherlands BV
5.125%, 3/11/23(4)		260	270,634
Sprint Capital Corp.
6.875%, 11/15/28		250	257,500
Telecom Italia Capital SA
6.00%, 9/30/34		2,490	2,471,325

			$4,880,028

Total Corporate Bonds & Notes (identified cost $15,223,145)			$16,198,902

Foreign Government Bonds — 1.2%

Security		Principal Amount (000’s omitted)	Value

Mexico — 0.4%
Mexican Bonos
7.75%, 5/29/31	MXN	6,250	$547,542

			$547,542

Supranational — 0.8%
International Finance Corp.
7.80%, 6/3/19	INR	54,990	$966,257
8.25%, 6/10/21	INR	18,100	319,591

			$1,285,848

Total Foreign Government Bonds (identified cost $1,683,657)			$1,833,390

Convertible Bonds — 2.2%

Security		Principal Amount (000’s omitted)	Value

Home Builders — 0.9%
KB Home
1.375%, 2/1/19		$510	$502,987
Ryland Group, Inc. (The)
0.25%, 6/1/19		535	498,887

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Home Builders (continued)
Standard Pacific Corp.
1.25%, 8/1/32	$210	$256,988

		$1,258,862

Machinery – Diversified — 0.4%
Chart Industries, Inc.
2.00%, 8/1/18	$400	$514,500

		$514,500

Oil & Gas — 0.1%
American Energy - Utica, LLC
3.50%, 3/1/21(4)(5)	$200	$208,000

		$208,000

Semiconductors — 0.6%
Novellus Systems, Inc.
2.625%, 5/15/41	$500	$947,812

		$947,812

Telecommunications — 0.2%
Ciena Corp.
3.75%, 10/15/18(4)	$250	$323,438

		$323,438

Total Convertible Bonds (identified cost $3,004,809)		$3,252,612

Common Stocks — 4.8%

Security	Shares	Value

Chemicals and Plastics — 0.4%
Arkema SA	1,318	$134,889
LyondellBasell Industries NV, Class A	4,405	438,606

		$573,495

Diversified Financial Services — 0.6%
Medley Capital Corp.	74,500	$923,055

		$923,055

Security	Shares	Value

Electronics / Electrical — 0.7%
Applied Materials, Inc.	19,530	$394,311
Intel Corp.	25,150	687,098

		$1,081,409

Investment Companies — 2.4%
Ares Capital Corp.	59,000	$1,017,160
PennantPark Investment Corp.	71,000	784,550
Solar Capital, Ltd.	43,000	896,120
THL Credit, Inc.	67,000	891,100

		$3,588,930

Machinery — 0.1%
Donaldson Co., Inc.	3,407	$138,767

		$138,767

Oil and Gas — 0.2%
Occidental Petroleum Corp.	3,312	$330,173

		$330,173

Telecommunications — 0.4%
Corning, Inc.	10,029	$213,618
Telefonaktiebolaget LM Ericsson ADR	25,000	311,250

		$524,868

Total Common Stocks (identified cost $7,033,792)		$7,160,697

Convertible Preferred Stocks — 1.6%

Security	Shares	Value

Health Care – Products — 0.2%
Alere, Inc., 3.00%	900	$282,825

		$282,825

Iron & Steel — 0.6%
Cliffs Natural Resources, Inc., 7.00%	50,000	$851,125

		$851,125

Oil & Gas — 0.3%
Chesapeake Energy Corp., 5.75%(4)	400	$489,750

		$489,750

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., 4.50%	11,500	$721,683

		$721,683

Total Convertible Preferred Stocks (identified cost $2,142,188)		$2,345,383

Preferred Stocks — 0.1%

Security	Shares	Value

Banks — 0.1%
First Tennessee Bank, 3.75%(4)(6)	255	$186,230

Total Preferred Stocks (identified cost $201,450)		$186,230

Short-Term Investments — 1.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.13%(7)	$2,266	$2,265,776

Total Short-Term Investments (identified cost $2,265,776)		$2,265,776

Total Investments — 160.5% (identified cost $237,024,576)		$238,744,485

Less Unfunded Loan Commitments — (0.1)%		$(144,554)

Net Investments — 160.4% (identified cost $236,880,022)		$238,599,931

Notes Payable — (36.3)%		$(54,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (24.2)%		$(36,000,000)

Other Assets, Less Liabilities — 0.1%		$170,195

Net Assets Applicable to Common Shares — 100.0%		$148,770,126

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

ADR	–	American Depositary Receipt
DIP	–	Debtor In Possession
INR	–	Indian Rupee
MXN	–	Mexican Peso
(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after May 31, 2014, at which time the interest rate will be determined.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2014, the aggregate value of these securities is $5,643,814 or 3.8% of the Fund’s net assets applicable to common shares.

(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(6)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2014.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2014.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Statement of Assets and Liabilities

Assets	May 31, 2014
Unaffiliated investments, at value (identified cost, $234,614,246)	$236,334,155
Affiliated investment, at value (identified cost, $2,265,776)	2,265,776
Foreign currency, at value (identified cost, $15,245)	15,526
Interest and dividends receivable	1,406,941
Interest receivable from affiliated investment	260
Receivable for investments sold	2,959,400
Deferred offering costs	220,697
Prepaid upfront fees on variable rate term preferred shares	126,412
Prepaid expenses	3,553
Total assets	$243,332,720

Liabilities
Notes payable	$54,000,000
Variable rate term preferred shares, at liquidation value	36,000,000
Payable for investments purchased	4,028,346
Due to custodian	202,486
Payable to affiliates:
Investment adviser fee	151,939
Trustees’ fees	1,739
Interest expense and fees payable	95,907
Accrued expenses	82,177
Total liabilities	$94,562,594
Net assets applicable to common shares	$148,770,126

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064
Additional paid-in capital	144,760,465
Accumulated net realized gain	2,062,449
Accumulated undistributed net investment income	150,257
Net unrealized appreciation	1,720,891
Net assets applicable to common shares	$148,770,126

Net Asset Value Per Common Share
($148,770,126 ÷ 7,606,422 common shares issued and outstanding)	$19.56

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Statement of Operations

Investment Income	Period Ended May 31, 2014(1)
Interest and other income	$9,942,145
Dividends (net of foreign taxes, $2,113)	560,892
Interest income allocated from affiliated investment	14,280
Expenses allocated from affiliated investment	(1,954)
Total investment income	$10,515,363

Expenses
Investment adviser fee	$1,576,390
Trustees’ fees and expenses	8,540
Custodian fee	151,530
Transfer and dividend disbursing agent fees	22,000
Legal and accounting services	97,277
Amortization of deferred offering costs	93,141
Printing and postage	30,742
Interest expense and fees	1,027,328
Miscellaneous	92,012
Total expenses	$3,098,960
Deduct —
Reduction of custodian fee	$90
Total expense reductions	$90

Net expenses	$3,098,870

Net investment income	$7,416,493

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,058,409
Investment transactions allocated from affiliated investment	78
Foreign currency transactions	(674)
Net realized gain	$2,057,813
Change in unrealized appreciation (depreciation) —
Investments	$1,719,909
Foreign currency	982
Net change in unrealized appreciation (depreciation)	$1,720,891

Net realized and unrealized gain	$3,778,704

Net increase in net assets from operations	$11,195,197

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended May 31, 2014(1)
From operations —
Net investment income	$7,416,493
Net realized gain from investment and foreign currency transactions	2,057,813
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,720,891
Net increase in net assets from operations	$11,195,197
Distributions to common shareholders —
From net investment income	$(7,408,329)
Total distributions to common shareholders	$(7,408,329)
Capital share transactions —
Proceeds from sale of common shares(2)	$145,127,358
Reinvestment of distributions to common shareholders	59,990
Offering costs on common shares	(304,090)
Net increase in net assets from capital share transactions	$144,883,258

Net increase in net assets	$148,670,126

Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$148,770,126

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$150,257

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Proceeds from sale of common shares are net of sales load paid of $6,838,462 and include shares sold from the exercise of the underwriters’ over-allotment option of $16,202,358 (see Note 6).

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Period Ended May 31, 2014(1)
Net increase in net assets from operations	$11,195,197
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(311,971,908)
Investments sold and principal repayments	80,469,691
Increase in short-term investments, net	(2,265,776)
Net amortization/accretion of premium (discount)	(129,228)
Amortization of deferred offering costs and prepaid upfront fees on variable rate term preferred shares	146,729
Increase in interest and dividends receivable	(1,406,941)
Increase in interest receivable from affiliated investment	(260)
Increase in prepaid expenses	(3,553)
Increase in payable to affiliate for investment adviser fee	151,939
Increase in payable to affiliate for Trustees’ fees	1,739
Increase in interest expense and fees payable	95,907
Increase in accrued expenses	82,177
Increase in unfunded loan commitments	144,554
Net change in unrealized (appreciation) depreciation from investments	(1,719,909)
Net realized gain from investments	(2,058,409)
Net cash used in operating activities	$(227,268,051)

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(7,348,339)
Proceeds from common shares sold(2)	145,127,358
Offering costs on common shares	(304,090)
Proceeds from notes payable	54,000,000
Proceeds from variable rate term preferred shares issued	36,000,000
Payment of deferred offering costs on variable rate term preferred shares	(313,838)
Payment of prepaid upfront fees on variable rate term preferred shares	(180,000)
Increase in due to custodian	202,486
Net cash provided by financing activities	$227,183,577

Net decrease in cash*	$(84,474)

Cash at beginning of period	$100,000

Cash at end of period(3)	$15,526

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$59,990
Cash paid for interest and fees on borrowings and variable rate term preferred shares	1,371,671

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Proceeds from sale of common shares are net of sales load paid of $6,838,462.

(3)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $281.

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Period Ended May 31, 2014(1)
Net asset value — Beginning of period (Common shares)	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$0.989
Net realized and unrealized gain	0.511

Total income from operations	$1.500

Less Distributions to Common Shareholders
From net investment income	$(0.974)

Total distributions to common shareholders	$(0.974)

Common shares offering costs charged to paid-in capital(3)	$(0.041)

Discount related to exercise of underwriters’ over-allotment option(3)	$(0.025)

Net asset value — End of period (Common shares)	$19.560

Market value — End of period (Common shares)	$17.950

Total Investment Return on Net Asset Value(4)	8.00	%(5)(6)

Total Investment Return on Market Value(4)	(0.89	)%(5)(6)

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

Ratios/Supplemental Data	Period Ended May 31, 2014(1)
Net assets applicable to common shares, end of period (000’s omitted)	$148,770
Ratios (as a percentage of average daily net assets applicable to common shares):
Expenses excluding interest and fees(7)	1.54	%(8)
Interest and fee expense(9)	0.76	%(8)
Total expenses(7)	2.30	%(8)
Net investment income	5.49	%(8)
Portfolio Turnover	37	%(6)
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):
Expenses excluding interest and fees(7)	0.98	%(8)
Interest and fee expense(9)	0.49	%(8)
Total expenses(7)	1.47	%(8)
Net investment income	3.52	%(8)
Senior Securities:
Total notes payable outstanding (in 000’s)	$54,000
Asset coverage per $1,000 of notes payable(10)	$4,422
Total preferred shares outstanding(11)	360
Asset coverage per preferred share(11)(12)	$265,300
Involuntary liquidation preference per preferred share(11)	$100,000
Approximate market value per preferred share(11)	$100,000

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholders from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Interest and fee expense relates to variable rate term preferred shares and borrowings (see Note 2 and Note 9).

(10)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(11)	Preferred shares represent variable rate term preferred shares.

(12)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 265%.

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The trust was organized on April 5, 2013 and remained inactive until June 28, 2013, except for matters related to its organization, including the sale of 5,000 initial shares to Eaton Vance Management (EVM) for $100,000. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

23

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

H  Organization and Offering Costs — Organization costs paid in connection with the organization of the Fund were borne directly by EVM, the Fund’s investment adviser. EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.04 per common share. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2014.

24

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Notes to Financial Statements — continued

The VRTP Shares are a form of preferred shares that represent stock of the Fund. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a mandatory redemption date of July 8, 2016, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.2% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Fund in connection with its offering of VRTP Shares were capitalized as deferred offering costs and are being amortized over a period of three years to the mandatory redemption date of the VRTP Shares. In connection with the issuance of VRTP Shares, the Fund paid an initial upfront fee to the Conduit of $180,000 which is being amortized to interest expense and fees over a period of three years. The unamortized amount as of May 31, 2014 is presented as prepaid upfront fees on VRTP Shares on the Statement of Assets and Liabilities. The carrying amount of the VRTP Shares at May 31, 2014 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2014.

The average liquidation preference of the VRTP Shares during the portion of the period ended May 31, 2014 in which the VRTP Shares were outstanding was $36,000,000.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2014 was 1.39%. The amount of dividends accrued and the average annual dividend rate of the VRTP Shares during the portion of the period ended May 31, 2014 in which the VRTP Shares were outstanding were $456,407 and 1.42%, respectively.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the period ended May 31, 2014 was as follows:

Period Ended May 31, 2014

Distributions declared from:
Ordinary income	$7,864,736

During the period ended May 31, 2014, accumulated net realized gain was increased by $4,636, accumulated undistributed net investment income was increased by $142,093, and paid-in capital was decreased by $146,729 due to differences between book and tax accounting, primarily for investments in partnerships, foreign currency gain (loss) and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

25

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Notes to Financial Statements — continued

As of May 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,208,651
Net unrealized appreciation	$1,724,946

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships and the tax treatment of short-term capital gains.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the period ended May 31, 2014, the investment adviser fee amounted to $1,576,390. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended May 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $316,000,254 and $83,429,091, respectively, for the period ended May 31, 2014.

6  Common Shares of Beneficial Interest

In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares at a price of $19.10 (after deduction of the sales load). Additional shares were issued by the Fund on August 9, 2013 pursuant to the exercise of the over-allotment option. The Fund’s net asset value per share on such date was $19.32, resulting in a discount of $186,624. The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

Period Ended May 31, 2014(1)

Sales (initial public offering)	6,750,000
Exercise of over-allotment option by underwriters	848,291
Issued to shareholders electing to receive payments of distributions in Fund shares	3,131

Net increase	7,601,422

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the period ended May 31, 2014.

26

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Notes to Financial Statements — continued

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$236,875,967

Gross unrealized appreciation	$3,221,414
Gross unrealized depreciation	(1,497,450)

Net unrealized appreciation	$1,723,964

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At May 31, 2014, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $202,486. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at May 31, 2014. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2014. The Fund’s average overdraft advances during the year ended May 31, 2014 were not significant.

9  Revolving Credit and Security Agreement

On July 10, 2013, the Fund entered into a Revolving Credit and Security Agreement (the Agreement) with conduit lenders and a bank to borrow up to $54 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, which was renewed on July 9, 2014 and in effect through March 18, 2015, the Fund also pays a program fee of 0.80% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the period ended May 31, 2014 totaled $430,344 and are included in interest expense and fees on the Statement of Operations. The Fund is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2014, the Fund had borrowings outstanding under the Agreement of $54,000,000 at an interest rate of 0.19%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2014. For the period from July 10, 2013 through May 31, 2014, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $48,677,914 and 0.20%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

27

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$205,356,941		$—	$205,356,941
Corporate Bonds & Notes	—	16,198,902		—	16,198,902
Foreign Government Bonds	—	1,833,390		—	1,833,390
Convertible Bonds	—	3,252,612		—	3,252,612
Common Stocks	7,025,808	134,889	*	—	7,160,697
Convertible Preferred Stocks	—	2,345,383		—	2,345,383
Preferred Stocks	—	186,230		—	186,230
Short-Term Investments	—	2,265,776		—	2,265,776

Total Investments	$7,025,808	$231,574,123		$—	$238,599,931

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

28

Floating-Rate Income Plus Fund

May 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2014, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from the start of business, June 28, 2013, to May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Plus Fund as of May 31, 2014, the results of its operations and its cash flows, changes in its net assets, and the financial highlights for the period from the start of business, June 28, 2013, to May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 15, 2014

29

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 5.34% qualifies for the corporate dividends received deduction.

30

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 27, 2014(1). The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2017, and Valerie A. Mosley as a Class III Trustee for a two-year term expiring in 2016. Mr. Eston was designated the nominee to be elected by VRTP shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr. (Class I)	6,985,729	343,326
Allen R. Freedman (Class I)	6,985,950	343,105
Valerie A. Mosley (Class III)	7,001,141	327,914

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
Scott E. Eston (Class I)	360	0

(1)	The shareholder meeting for holders of the Fund’s VRTP Shares was adjourned until April 3, 2014. At such time, the requisite quorum for the conduct of business at the Annual Meeting was established.

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2014, Fund records indicate that there are 3 registered shareholders and approximately 4,611 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFF.

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston(A) 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class II Trustee	Until 2015. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (since 2011) and of the Ashmore Funds (since 2010).

Valerie A. Mosley(4) 1960	Class III Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2015. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class II Trustee	Until 2015. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 1998	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman were appointed as Trustees of the Fund on May 29, 2014.
(4)	Ms. Mosley was appointed as a Trustee of the Fund effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	VRTP Trustee.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

37

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088 5.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)–(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from commencement of operations on June 28, 2013, to May 31, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Year Ended	5/31/14*
Audit Fees	$30,300
Audit-Related Fees(1)	$0
Tax Fees(2)	$19,310
All Other Fees(3)	$0

Total	$49,610

*	Fund commenced operations on June 28, 2013.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s initial fiscal period ended May 31, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Year Ended	5/31/14*
Registrant	$19,310
Eaton Vance(1)	$380,973

*	Fund commenced operations on June 28, 2013.
(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Kathleen C. Gaffney, Scott H. Page and Craig P. Russ and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Russ and Ms. Gaffney are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Ms. Gaffney has been an EVM portfolio manager since 2013 and is Co-Director of EVM’s Investment Grade Fixed Income Group. Prior to joining EVM in 2012, Ms. Gaffney was a Vice President of Loomis, Sayles & Company and portfolio manager for Loomis Sayles fixed income group (for more than five years). Mr. Page has been an EVM portfolio manager since 1996 and is Director of EVM’s Bank Loan Investment Group. Mr. Russ has been an EVM portfolio manager since 2003. Ms. Gaffney and Messrs. Paige and Russ are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kathleen C. Gaffney
Registered Investment Companies	3	$955.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	1	$22.7		0	$0

Scott H. Page
Registered Investment Companies	18	$37,348.1		0	$0
Other Pooled Investment Vehicles	8	$10,213.5	(1)	1	$185.9
Other Accounts	2	$1,459.7		0	$0

Criag P. Russ
Registered Investment Companies	14	$32,220.9		0	$0
Other Pooled Investment Vehicles	1	$6,893.6		0	$0
Other Accounts	2	$1,459.7		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Kathleen C. Gaffney	$10,001 - $50,000
Scott H. Page	$50,001 - $100,000
Craig P. Russ	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Scott H. Page
Scott H. Page
President

Date: July 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: July 8, 2014

By:	/s/ Scott H. Page
Scott H. Page
President

Date: July 8, 2014